UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2021

Blue Ocean Acquisition Corp
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-41112 (Commission File Number)	98-1593951 (I.R.S. Employer Identification No.)

2 Wisconsin Circle, 7th Floor Chevy Chase, MD (Address of principal executive offices)	20815 (Zip Code)

(240) 235-5049
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BOCNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BOCN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BOCNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

As previously disclosed on a Current Report on Form 8-K, as filed with the Securities and Exchange Commission on December 8, 2021, Blue Ocean Acquisition Corp (the “Company”) consummated its initial public offering (the “IPO”) of 16,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (an “Ordinary Share”), and one-half of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $165,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 8,135,000 warrants at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Blue Ocean Sponsor, LLC (the “Sponsor”), and 100,000 warrants to Apollo SPAC Fund I, L.P., a fund managed by affiliates of Apollo Global Management, Inc. (collectively, the “Private Placement Warrants”) generating gross proceeds to the Company of $8,235,000. The Private Placement Warrants give the holder the right to buy one Class A ordinary share of the Company for $11.50 per share.

A total of $168,300,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

Subsequently, on December 7, 2021, the underwriter exercised the over-allotment option in full, and the closing of the issuance and sale of the additional 2,475,000 units (the “Over-Allotment Units”) occurred on December 9, 2021. In connection with the over-allotment exercise, the Company issued 2,475,000 Over-Allotment Units, representing 2,475,000 Ordinary Shares and 1,237,500 public warrants at a price of $10.00 per Unit, generating total gross proceeds of $24,750,000.

Substantially concurrently with the closing of the sale of the Over-Allotment Units, the Company completed the private sale of 990,000 Private Placement Warrants to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $990,000.

A total of $193,545,000 of the net proceeds from the sale of the units in the IPO (including the Over-Allotment Units) and the private placements on December 7, 2021 and December 9, 2021 were placed in a trust account established for the benefit of the Company’s public shareholders.

An audited balance sheet as of December 7, 2021, reflecting receipt of the IPO proceeds, but not the over-allotment proceeds, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. The Company's unaudited pro forma balance sheet as of December 9, 2021, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the additional Private Placement Warrants, is included as Exhibit 99.2 to this Current Report on Form 8-K.

On December 9, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.3 to this Current Report on Form 8-K, announcing the closing of the full exercise of the underwriter's over-allotment option.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet as of December 7, 2021
99.2	Pro Forma Balance Sheet as of December 9, 2021
99.3	Press Release

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Ocean Acquisition Corp

Date: December 14, 2021	By:	/s/ Paul Bascobert
	Name:	Paul Bascobert
	Title:	Chief Executive Officer